Exhibit 10.3

GUARANTY AGREEMENT

This GUARANTY AGREEMENT (this “Guaranty”), dated as of August 4, 2011, is made by each of the undersigned Affiliates or Subsidiaries of IPC The Hospitalist Company, Inc. (the “Borrower”) and each of the other Affiliates or Subsidiaries of the Borrower which becomes a party hereto pursuant to Section 4.15 hereof (each a “Guarantor” and collectively, the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (which for the avoidance of doubt includes the L/C Issuer) and as collateral agent for the Lender Rate Contract Counterparties and Lender Bank Product Providers (as such terms are defined in the Credit Agreement referred to below) (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

A. The Borrower has entered into that certain Credit Agreement, dated of the date hereof (as the same from time to time hereafter may be amended, modified, supplemented or restated, the “Credit Agreement”), by and among the Borrower, the financial institutions party thereto from time to time and the Administrative Agent, pursuant to which the Lenders have agreed to extend loans and other financial accommodations to the Borrower for the purposes, and on the terms and subject to the conditions, set forth in the Credit Agreement. In addition, certain of the Lender Parties may, from time to time, enter into Lender Rate Contracts with the Borrower or provide Lender Bank Products to the Borrower.

C. The Lender Parties are willing to make and maintain loans and other financial accommodations to the Borrower on and after the date of the Credit Agreement, but only upon the condition, among others, that the Guarantors shall have executed and delivered this Guaranty to the Administrative Agent.

D. To induce the Administrative Agent and the Lender Parties to enter into, and to extend credit under, the Credit Agreement and the other Credit Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor has agreed to guarantee the Guaranteed Obligations upon the terms and conditions of this Guaranty.

E. Each Guarantor has obtained and may continue to obtain working capital and loans needed for its operations from the Borrower and the Borrower will obtain funds to provide or lend to such Guarantor from the Lender Parties under the Credit Agreement and the other Credit Documents. In addition, each Guarantor expects to realize direct and indirect benefits as the result of the availability of the aforementioned credit facilities to the Borrower, as the result of financial or business support which will be provided to such Guarantor by the Borrower.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS.

1.01. Definitions. Unless otherwise defined herein, all capitalized terms used in this Guaranty that are defined in the Credit Agreement (including those terms incorporated by reference) shall have the respective meanings assigned to them in the Credit Agreement. In addition, the following terms shall have the following meanings under this Guaranty:

“Bankruptcy Code” shall mean Title 11 of the United States Code.

“Guaranteed Obligations” shall mean (a) any and all Obligations of the Borrower, (b) any and all other obligations of the Borrower for the performance of its agreements, covenants and undertakings under or in respect of the Credit Documents, and (c) any and all other obligations of the Borrower for the payment of all amounts, liabilities and indebtedness (whether for principal, interest, reimbursement, fees, charges, indemnification or otherwise) now or in the future owed to the Administrative Agent, any Lender Party or any such Person individually, and for the performance by the Borrower of its agreements, covenants and undertakings, in each case under or in respect of any and all of the Credit Documents (including any Lender Rate Contracts and all documents relating to Lender Bank Products), it being acknowledged by each Guarantor that such other obligations may arise or be created, incurred or assumed at any time and from time to time and in such manner and such circumstances and with such terms and provisions as the Borrower, the Administrative Agent, any Lender Party or any such Person individually may agree without notice or demand of any kind or nature whatsoever to the Guarantors. The Guaranteed Obligations shall include interest accruing at the then applicable rate provided in the Credit Agreement or in the other Credit Documents after the maturity thereof and interest accruing at the then applicable rate provided in the Credit Agreement or in the other Credit Documents after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Loan Party thereunder or any Obligor whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding. Each Guarantor acknowledges that some extensions of credit under the Credit Agreement and the other Credit Documents may be available on a revolving basis.

“Obligor” shall mean any additional or separate guarantor, surety or other Person that is directly or indirectly liable for all or a portion of the Guaranteed Obligations or who has provided security for the Guaranteed Obligations.

1.02. Interpretation. The rules of interpretation set forth in Article I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Guaranty, apply to this Guaranty and are hereby incorporated by reference.

SECTION 2. THE GUARANTEE.

2.01. Guarantee Provisions.

(a) Guarantee. Each Guarantor hereby absolutely, irrevocably and unconditionally guarantees the timely payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Guaranteed Obligations in each case in accordance with their terms. Each Guarantor hereby further agrees that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) all or any part of the Guaranteed Obligations, such Guarantor will immediately pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of all or any part of the Guaranteed Obligations, the same will be timely paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. This Guaranty is absolute, irrevocable and unconditional in nature and is made with respect to any and all Guaranteed Obligations now existing or in the future arising. Each Guarantor’s liability under this Guaranty shall continue until payment in cash of all Guaranteed Obligations. This Guaranty is a guarantee of due and punctual payment and performance and not of collectibility.

(b) Savings Clause. As to any Guarantor, if under any applicable law (including without limitation state and Federal fraudulent transfer laws) the obligations of such Guarantor under Section 2.01(a) would otherwise be held or determined to be void, invalid or unenforceable or if the claims of the Lender Parties in respect of such obligations would be subordinated to the claims of any other creditors on account of such Guarantor’s liability under Section 2.01(a), then, notwithstanding any other provision of this Guaranty to the contrary, the amount of the liability of such Guarantor shall, without any further action by the Guarantors, any Lender Party, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding. Each Guarantor agrees that it has obtained and, to the extent necessary, will continue to obtain working capital and loans for its operations from the Borrower, and the Borrower will, to the extent necessary, obtain funds to provide and lend to such Guarantor from the Lender Parties under the Credit Agreement and the other Credit Documents. In addition, all Guarantors reasonably anticipate realizing direct and indirect benefits as the result of the availability of the aforementioned credit facilities to the Borrower, as the result of financial or business support which will be provided to the Guarantors by the Borrower.

(c) Joint and Several Obligations. The obligations and liability of the Guarantors under this Guaranty are joint and several. Except as expressly set forth in Section 2.01(b), the liability of the Guarantors is not limited in any respect.

2.02. Acknowledgments, Agreements; Waivers and Consents. Each Guarantor acknowledges that the obligations undertaken by it under this Guaranty involve the guarantee of obligations of Persons other than such Guarantor and that such obligations of each Guarantor are absolute, irrevocable and unconditional under any and all circumstances. In full recognition and in furtherance of the foregoing, each Guarantor agrees that:

(a) Without affecting the enforceability or effectiveness of this Guaranty in accordance with its terms and without affecting, limiting, reducing, discharging or terminating the liability of such Guarantor, or the rights, remedies, powers and privileges of the Administrative Agent and the Lender Parties under this Guaranty, the Administrative Agent and the Lender Parties may, at any time and from time to time and without notice or demand of any kind or nature whatsoever:

(i) amend, supplement, modify, extend, renew, waive, accelerate or otherwise change the time for payment or performance of, or the terms of, all or any part of the Guaranteed Obligations (including any increase or decrease in the principal portion of, or rate or rates of interest on, all or any part of the Guaranteed Obligations);

(ii) amend, supplement, modify, extend, renew, waive or otherwise change, or enter into or give, any Credit Document or any agreement, security document, guarantee, approval, consent or other instrument with respect to all or any part of the Guaranteed Obligations, any Credit Document or any such other instrument or any term or provision of the foregoing;

(iii) accept or enter into new or additional agreements, security documents, guarantees (including letters of credit) or other instruments in addition to, in exchange for or relative to any Credit Document, all or any part of the Guaranteed Obligations or any collateral now or in the future serving as security for the Guaranteed Obligations;

(iv) accept or receive (including from any Obligor) partial payments or performance on the Guaranteed Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise);

(v) accept, receive and hold any additional collateral for all or any part of the Guaranteed Obligations (including from any Obligor);

(vi) release, reconvey, terminate, waive, abandon, allow to lapse or expire, fail to perfect, subordinate, exchange, substitute, transfer, foreclose upon or enforce any collateral, security documents or guarantees (including letters of credit or the obligations of any Obligor) for or relative to all or any part of the Guaranteed Obligations;

(vii) apply any collateral or the proceeds of any collateral or guarantee (including any letter of credit or the obligations of any Obligor) to all or any part of the Guaranteed Obligations in such manner and extent as the Administrative Agent or any Lender Party may in its sole discretion determine, provided, that such application will not be made in contravention of the applicable Credit Document;

(viii) release any Person (including any Obligor or other Guarantor) from any liability with respect to all or any part of the Guaranteed Obligations;

(ix) settle, compromise, release, waive, liquidate or enforce upon such terms and in such manner as the Administrative Agent or any Lender Party may determine or as applicable law may dictate all or any part of the Guaranteed Obligations or any collateral on or guarantee of (including any letter of credit issued with respect to) all or any part of the Guaranteed Obligations (including with any Obligor);

(x) consent to the merger or consolidation of, the sale of substantial assets by, or other restructuring or termination of the existence of the Borrower, any Loan Party or any other Person (including any Obligor);

(xi) proceed against the Borrower, such Guarantor, any other Guarantor or any Obligor of (including any issuer of any letter of credit issued with respect to) all or any part of the Guaranteed Obligations or any collateral provided by any Person and exercise the rights, remedies, powers and privileges of the Administrative Agent and the Lender Parties under the Credit Documents or otherwise in such order and such manner as the Administrative Agent or any Lender Party may, in its discretion, determine, without any necessity to proceed upon or against or exhaust any collateral, right, remedy, power or privilege before proceeding to call upon or otherwise enforce this Guaranty as to such Guarantor;

(xii) foreclose upon any deed of trust, mortgage or other instrument creating or granting liens on any interest in real property by judicial or nonjudicial sale or by deed in lieu of foreclosure, bid any amount or make no bid in any foreclosure sale or make any other election of remedies to the maximum extent not prohibited by applicable law with respect to such liens or exercise any right of set-off;

(xiii) obtain the appointment of a receiver with respect to any collateral for all or any part of the Guaranteed Obligations and apply the proceeds of such receivership as the Administrative Agent or any Lender Party may in its discretion determine (it being agreed that nothing in this clause (xiii) shall be deemed to make the Administrative Agent or any Lender Party a party in possession in contemplation of law, except at its option);

(xiv) enter into such other transactions or business dealings with the Borrower, any other Loan Party, any Obligor or Affiliate thereof of all or any part of the Guaranteed Obligations as the Administrative Agent or any Lender Party may desire; and

(xv) do all or any combination of the actions set forth in this Section 2.02(a).

(b) The enforceability and effectiveness of this Guaranty and the liability of such Guarantor, and the rights, remedies, powers and privileges of the Administrative Agent and the Lender Parties, under this Guaranty shall not be affected, limited, reduced, discharged or terminated, and each Guarantor hereby expressly waives any defense now or in the future arising (other than a defense that the Guaranteed Obligations have been indefeasibly paid in full in cash), by reason of:

(i) the illegality, invalidity or unenforceability of all or any part of the Guaranteed Obligations, any Credit Document or any agreement, security document, guarantee or other instrument relative to all or any part of the Guaranteed Obligations;

(ii) any disability or other defense with respect to all or any part of the Guaranteed Obligations of the Borrower, or any Obligor with respect to all or any part of the Guaranteed Obligations (including any issuer of any letters of credit), including the effect of any statute of limitations that may bar the enforcement of all or any part of the Guaranteed Obligations or the obligations of any such Obligor;

(iii) the illegality, invalidity or unenforceability of any security or guarantee (including any letter of credit) for all or any part of the Guaranteed Obligations or the lack of perfection or continuing perfection or failure of the priority of any lien on any collateral for all or any part of the Guaranteed Obligations;

(iv) the cessation, for any cause whatsoever (including, without limitation, release, expiration, termination or the unenforceability of the underlying documentation), of the liability of the Borrower, any other Loan Party or any Obligor of all or any part of the Guaranteed Obligations (other than, subject to Section 2.05, by reason of the full payment and performance of all Guaranteed Obligations);

(v) any failure of the Administrative Agent or any Lender Party to marshal assets in favor of the Borrower or any other Person (including any Obligor), to exhaust any collateral for all or any part of the Guaranteed Obligations, to pursue or exhaust any right, remedy, power or privilege it may have against the Borrower, any other Loan Party, any Obligor with respect to all or any part of the Guaranteed Obligations (including any issuer of any letter of credit) or any other Person or to take any action whatsoever to mitigate or reduce such or any other liability of such Guarantor under this Guaranty, neither the Administrative Agent nor any Lender Party being under any obligation to take any such action notwithstanding the fact that all or any part of the Guaranteed Obligations may be due and payable and that the Borrower may be in default of its obligations under any Credit Document;

(vi) any failure of the Administrative Agent or any Lender Party to give notice of sale or other disposition of any collateral (including any notice of any judicial or nonjudicial foreclosure or sale of any interest in real property serving as collateral for all or any part of the Guaranteed Obligations) for all or any part of the Guaranteed Obligations to the Borrower, such Guarantor or any other Person (including any Obligor) or any defect in, or any failure by such Guarantor or any other Person to receive, any notice that may be given in connection with any sale or disposition of any collateral;

(vii) any failure of the Administrative Agent or any Lender Party to comply with applicable laws in connection with the sale or other disposition of any collateral for all or any part of the Guaranteed Obligations;

(viii) any judicial or nonjudicial foreclosure or sale of, or other election of remedies with respect to, any interest in real property or other collateral serving as security for all or any part of the Guaranteed Obligations, even though such foreclosure, sale or election of remedies may impair the subrogation rights of such Guarantor or may preclude such Guarantor from obtaining reimbursement, contribution, indemnification or other recovery from the Borrower, any Obligor or any other Person and even though the Borrower may not, as a result of such foreclosure, sale or election of remedies, be liable for any deficiency;

(ix) any act or omission of the Administrative Agent, any Lender Party or any other Person that directly or indirectly results in or aids the discharge or release of the Borrower, any Loan Party or any Obligor of all or any part of the Guaranteed Obligations or any security or guarantee for all or any part of the Guaranteed Obligations by operation of law or otherwise;

(x) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety’s or guarantor’s obligation in proportion to the principal obligation;

(xi) the possibility that the obligations of the Borrower to the Administrative Agent and the Lender Parties may at any time and from time to time exceed the aggregate liability of such Guarantor under this Guaranty;

(xii) any counterclaim, set-off or other claim which the Borrower, any Loan Party, any Obligor or any other Person has or alleges to have with respect to all or any part of the Guaranteed Obligations;

(xiii) any failure of the Administrative Agent or any Lender Party to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person;

(xiv) the election by the Administrative Agent or any Lender Party in any bankruptcy proceeding of any Person, of the application or nonapplication of Section 1111(b)(2) of the Bankruptcy Code;

(xv) any extension of credit or the grant of any Lien under Section 364 of the Bankruptcy Code;

(xvi) any use of cash collateral under Section 363 of the Bankruptcy Code;

(xvii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person;

(xviii) the avoidance of any Lien in favor of the Administrative Agent or any Lender Party for any reason;

(xix) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any part of the Guaranteed Obligations (or any interest on all or any part of the Guaranteed Obligations) in or as a result of any such proceeding;

(xx) any change in the corporate existence, structure or ownership of the Borrower, any other Loan Party or any Obligor;

(xxi) any action taken by the Administrative Agent or any Lender Party, whether similar or dissimilar to any of the foregoing, that is authorized by this Section 2.02 or otherwise in this Guaranty or by any other provision of any Credit Document or any omission to take any such action; or

(xxii) any other circumstance whatsoever, whether similar or dissimilar to any of the foregoing, that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

(c) Each Guarantor hereby waives (i) any right of redemption with respect to the collateral or security for the Guaranteed Obligations or for this Guaranty after the sale thereof, and all rights, if any, of marshalling of the collateral or security for the Guaranteed Obligations or for this Guaranty, (ii) any right (except as shall be required by applicable statute and cannot be waived) to require the Administrative Agent or any Lender Party to pursue any remedy in the Administrative Agent’s or any Lender Party’s power whatsoever, (iii) presentment, demand, notice of dishonor, protest, notice of protest and all other notices whatsoever with respect to the payment or performance of the Guaranteed Obligations or the amount thereof or any payment or performance by any Guarantor hereunder and (iv) all rights to revoke this Guaranty at any time, and all rights to revoke any agreement executed by such Guarantor at any time to secure the payment and performance of such Guarantor’s obligations under this Guaranty.

(d) Each Guarantor waives all rights and defenses arising out of an election of remedies by the Administrative Agent and the Lender Parties, even though that election of remedies, such as a nonjudicial foreclosure with respect to collateral or security for the Guaranteed Obligations, has destroyed such Guarantor’s rights of subrogation and reimbursement against the principal.

(e) Each Guarantor expressly waives, for the benefit of the Administrative Agent and the Lender Parties, all set-offs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation, incurring or assumption of new or additional Guaranteed Obligations. Each Guarantor further expressly waives the benefit of any and all statutes of limitation and any and all laws providing for the exemption of property from execution or for valuation and appraisal upon foreclosure, to the maximum extent not prohibited by applicable law.

(f) Each Guarantor represents and warrants to the Administrative Agent and the Lender Parties that it has established adequate means of obtaining financial and other information pertaining to the business, operations and condition (financial and otherwise) of the Borrower and its properties on a continuing basis and that such Guarantor is now and will in the future remain familiar with the business, operations and condition (financial and otherwise) of the Borrower and its properties. Each Guarantor further represents and warrants that it has reviewed and approved each of the Credit Documents and is familiar with the transaction contemplated by the Credit Documents. Each Guarantor hereby expressly waives and relinquishes any duty on the part of the Administrative Agent or the Lender Parties (should any such duty exist) to disclose to such Guarantor or any other Obligor any matter of fact or other information related to the business, operations or condition (financial or otherwise) of the Borrower or its properties or to any Credit Document or the transactions undertaken pursuant to, or contemplated by, any such Credit Document, whether now or in the future known by the Administrative Agent or any Lender Party.

(g) Each Guarantor intends that its rights and obligations shall be those expressly set forth in this Guaranty and that its obligations, to the maximum extent not prohibited by applicable law, shall not be affected, limited, reduced, discharged or terminated by reason of any principles or provisions of law which conflict with the terms of this Guaranty.

(h) Each Guarantor acknowledges and agrees that there may be additional guaranty or security agreements or similar documents executed by other Obligors in respect of all or a portion of the Guaranteed Obligations and the existence of any such guaranty or security agreement or similar document shall not in any way impair, reduce or limit such Guarantor’s obligations hereunder.

(i) Without limiting the generality of any other provision hereof, each Guarantor agrees that, in the event of the dissolution or insolvency of the Borrower, any Guarantor or any Obligor or the inability of the Borrower, any Guarantor or any Obligor to pay its debts as they mature, or an assignment by the Borrower, any Guarantor or any Obligor for the benefit of creditors, or the institution of any proceeding by or against the Borrower, any Guarantor or any Obligor alleging that the Borrower, any Guarantor or any Obligor is insolvent or unable to pay its debts as they mature (including any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding), or the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of the Borrower, any Guarantor or any Obligor, each Guarantor will pay to the Administrative Agent for the benefit of itself and the Lender Parties forthwith the full amount which would be payable hereunder by such Guarantor if all of the Guaranteed Obligations were then due and payable, whether or not such event occurs at a time when any of the Guaranteed Obligations are otherwise due and payable.

2.03. Understanding With Respect to Waivers and Consents. Each Guarantor represents, warrants and agrees that each of the waivers and consents set forth in this Guaranty is made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such Guarantor or any other Obligor otherwise may have against the Borrower, the Administrative Agent, any Lender Party or any other Person or against any collateral. If, notwithstanding the intent of the parties that the terms of this Guaranty shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent not prohibited by law.

2.04. Subrogation. Each Guarantor hereby agrees that, until the payment in cash and satisfaction in full of all of the Guaranteed Obligations and the expiration and termination of the commitments of the Lenders under the Credit Documents, it shall not exercise any right, remedy, power or privilege, such as any right of subrogation, contribution or indemnity or related remedy, power or privilege, arising (whether by contract or operation of law, including under the Bankruptcy Code) against the Borrower, any other Guarantor or any Obligor of all or any part of the Guaranteed Obligations or any collateral or security for all or any part of the Guaranteed Obligations by reason of any payment or other performance pursuant to the provisions of this Guaranty and, if any amount shall be paid to such Guarantor on account of such rights, remedies, powers or privileges, it shall hold such amount in trust for the benefit of, and pay the same over to, the Administrative Agent (for the benefit of the Lender Parties) on account of the Guaranteed Obligations. Each Guarantor understands that the exercise by the Administrative Agent or any Lender Party of any right, remedy, power or privilege that it may have under the Credit Documents, any agreement, collateral or security document, guarantee or other instrument relative to all or any part of the Guaranteed Obligations or otherwise may affect or eliminate such Guarantor’s or any Obligor’s right of subrogation or similar recovery against the Borrower, any other Guarantor, any Obligor or any collateral or security and that such Guarantor may therefore incur partially or totally nonreimbursable liability under this Guaranty. Nevertheless, each Guarantor hereby authorizes and empowers the Administrative Agent and the Lender Parties to exercise, in its or their sole discretion, any combination of such rights, remedies, powers and privileges. Notwithstanding anything to the contrary contained in this Guaranty or any other Credit Document, no Guarantor shall exercise any rights of subrogation, contribution, indemnity, reimbursement or other similar rights against, and no Guarantor shall proceed or seek recourse against or with respect to any property or asset of, the Borrower or any other Guarantor or Obligor (including after payment in full of the Guaranteed Obligations), and each Guarantor shall be deemed to have waived all such rights and remedies if all or any portion of the Obligations have been satisfied in connection with an exercise of remedies in respect of the Equity Securities of the Borrower or such other Guarantor or Obligor whether pursuant to the Security Documents or otherwise.

2.05. Reinstatement. The obligations of each Guarantor under this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower, any other Guarantor, any Obligor or any other Person or any other application of funds (including the proceeds of any collateral for all or any part of the Guaranteed Obligations) in respect of all or any part of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of such Guaranteed Obligations, whether as a result of any proceedings in bankruptcy, reorganization or otherwise and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender Party on demand for all costs and expenses (including fees and expenses of counsel) incurred by the Administrative Agent or such Lender Party in connection with such rescission or restoration.

2.06. Remedies. Each Guarantor hereby agrees that, between it on the one hand and the Administrative Agent and the Lender Parties on the other, the obligations of the Borrower under the Credit Agreement and the other Credit Documents may be declared to be forthwith (or may become automatically) due and payable as provided in the Credit Agreement for purposes of Section 2.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations becoming due and payable as against the Borrower) and that, in the event of such declaration (or such obligation being deemed due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable for purposes of Section 2.01.

2.07. Separate Action. The Administrative Agent may bring and prosecute a separate action or actions against each Guarantor (or any one or more of them) whether or not the Borrower, any other Guarantor, any Loan Party, any other Obligor or any other Person is joined in any such action or a separate action or actions are brought against the Borrower, any other Guarantor, any Loan Party, any other Obligor, any other Person, or any collateral or security for all or any part of the Guaranteed Obligations. The obligations of each Guarantor under, and the effectiveness of, this Guaranty are not conditioned upon the existence or continuation of any other guarantee (including any letter of credit) of or collateral or security for all or any part of the Guaranteed Obligations.

2.08. Subordination.

(a) Each Guarantor agrees that the payment by the Borrower, any other Loan Party or any Obligor of any indebtedness in favor of such Guarantor (the “Subordinated Lender”) shall be subordinated and subject to the prior payment in cash in full of all amounts payable by the Borrower, such other Loan Party or such Obligor under the Credit Agreement or this Guaranty, as the case may be, and any other Credit Document to which the Borrower, such other Loan Party or such Obligor is a party (“Senior Debt”) upon the terms of this Section.

(b) Upon any distribution of assets of the Borrower, a Loan Party or an Obligor to creditors upon a liquidation or dissolution of the Borrower, such Loan Party or such Obligor or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Borrower, such Loan Party or such Obligor or its property, (i) the Administrative Agent and the Lender Parties shall be entitled to receive payment in full of all Senior Debt before the Subordinated Lender shall be entitled to receive any payment of principal of or interest on or any other amounts in respect of Indebtedness of the Borrower, such Loan Party or such Obligor in favor of the Subordinated Lender (the “Subordinated Debt”); and (ii) until payment in cash in full of the Senior Debt and the Commitments under the Credit Documents shall have terminated, any distribution of assets of any kind or character to which the Subordinated Lender would otherwise be entitled shall be paid by the Borrower, such Loan Party or such Obligor or by any receiver, trustee in bankruptcy, liquidating trustee, agents or other person making such payment or distribution to, or if received by the Borrower, such Loan Party or such Obligor, shall be held for the benefit of and shall be forthwith paid or delivered to, the Administrative Agent for distribution to the Administrative Agent and the Lender Parties, as applicable.

(c) If the Subordinated Lender does not file proper claims or proofs of claim in the form required in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Borrower, a Loan Party or an Obligor or its property prior to 15 days before the expiration of the time to file such claims, then (a) upon the request of the Administrative Agent, the Subordinated Lender shall file such claims and proofs of claim in respect of this instrument and execute and deliver such powers of attorney, assignments and other instruments as are required to enable the Administrative Agent and the Lender Parties to enforce any and all claims upon or in respect of the Subordinated Debt and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of Subordinated Debt, and (b) whether or not the Subordinated Lender shall take the action described in the preceding clause (a) the Administrative Agent and the Lender Parties shall nevertheless be deemed to have such powers of attorney as may be necessary for them to file appropriate claims and proofs of claim and otherwise exercise the powers described above.

(d) No right of the Administrative Agent or any Lender Party to enforce the terms of this Section shall be impaired by any act or failure to act by the Borrower, a Loan Party or an Obligor. Neither the terms of this Section nor the rights of the Administrative Agent and the Lender Parties hereunder shall be affected by any extension, renewal or modification of the terms of, or the granting of any security in respect of, any Senior Debt or any exercise or nonexercise of any right, power or remedy with respect thereto.

(e) Until the Senior Debt is paid in full and the Commitments under the Credit Documents shall have terminated, the Subordinated Lender shall not exercise any right of subrogation that it may have now or hereafter as a result of its performance of this Guaranty.

(f) Nothing in this Section shall (i) impair, as between the Borrower, such Loan Party or such Obligor and the Subordinated Lender, the obligation of the Borrower, or such Loan Party or such Obligor, which is absolute and unconditional, to pay the principal of and interest on Subordinated Debt in accordance with its terms; (ii) affect the relative rights of the Subordinated Lender and creditors of the Borrower, or such Loan Party or such Obligor other than the Administrative Agent and the Lender Parties; or (iii) prevent the Subordinated Lender from exercising its available remedies upon an event of default under the Subordinated Debt, subject to the rights of the Administrative Agent and the Lender Parties to receive cash, property or other assets otherwise payable to the Subordinated Lender to the extent set forth in this Section.

2.09. Right to Offset Balances. Each Guarantor agrees that, in addition to (and without any limitation of) any right of set-off, banker’s lien or counterclaim any Lender Party may otherwise have, each Lender Party shall be entitled, at its option but only with the prior written consent of the Administrative Agent, to offset balances held by it for the account of such Guarantor at any of its offices, in Dollars or in any other currency, against any Guaranteed Obligations to such Lender Party upon the occurrence and during the continuance of an Event of Default (regardless of whether such balances are then due to such Guarantor). Any Lender Party so entitled shall promptly notify the applicable Guarantor and the Administrative Agent of any offset effected by it; provided that such Lender Party’s failure to give such notice shall not affect the validity of such offset or the obligations of any Guarantor hereunder or under any other Credit Document.

2.10. Payment of Guaranteed Obligations. Any amounts received by the Administrative Agent under this Guaranty from whatever source on accounts of the Guaranteed Obligations shall be applied by the Administrative Agent in the manner set forth in Section 6.02 of the Credit Agreement for the application of proceeds of any sale, disposition or other realization upon all or any part of the Collateral.

SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE GUARANTORS. As of the date hereof and as of the date of each Credit Event, each Guarantor represents to the Administrative Agent and the Lender Parties that each of the representations and warranties applicable to it under the Credit Agreement are true and correct as if made by such Guarantor. Each Guarantor agrees to comply with and be bound by each of the covenants, agreements and conditions in the Credit Agreement applicable to it as if such Guarantor were a party to the Credit Agreement.

SECTION 4. MISCELLANEOUS PROVISIONS.

4.01. No Waiver. No failure or delay by the Administrative Agent or any Lender Party in exercising any remedy, right, power or privilege under this Guaranty or any other Credit Document shall operate as a waiver of such remedy, right, power or privilege, nor shall any single or partial exercise of such remedy, right, power or privilege preclude any other or further exercise of such remedy, right, power or privilege or the exercise of any other remedy, right, power or privilege. The remedies, rights, powers and privileges provided by this Guaranty are, to the extent not prohibited by law, cumulative and not exclusive of any remedies, rights, powers or privileges provided by the other Credit Documents or by law.

4.02. Notices. All notices, requests, demands, consents, instructions or other communications to or upon the Guarantors or any one of them or the Administrative Agent under this Guaranty shall be in writing and faxed, mailed, e-mailed or delivered, if to the Guarantors or any one of them or to the Administrative Agent, at its respective facsimile number or address set forth below (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (a) when sent by an overnight courier service of recognized standing, on the second Business Day following the deposit with such service; (b) when mailed, first-class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when sent by facsimile transmission or e-mail, upon confirmation of receipt.

The Administrative Agent:	Wells Fargo Bank, National Association
433 N. Camden Drive, Suite 505
MAC E2105-050
Attention: Seth Evenson
Tel. No. (310) 285-5912
Fax No. (310) 278-6344
E-mail: Seth.W.Evenson@wellsfargo.com

The Guarantors:	c/o IPC The Hospitalist Company, Inc.
4605 Lankershim Boulevard, Suite 617
North Hollywood, CA 91602
Attention: Devra Shapiro
Tel. No. (818) 766-3502
Fax No. (818) 766-3999
E-mail: dshapiro@ipcm.com

With a copy to:	c/o IPC The Hospitalist Company, Inc.
4605 Lankershim Boulevard, Suite 617
North Hollywood, CA 91602
Attention: Vice President of Legal Affairs
Tel. No. (818) 753-7196
Fax No. (818) 509-8186
E-mail. pmelnick@ipcm.com

4.03. Expenses, Etc. Each Guarantor agrees to pay or to reimburse the Administrative Agent and the Lenders for all costs and expenses (including reasonable fees and expenses of outside legal counsel) that may be incurred by the Administrative Agent or the Lenders in any effort to enforce any of the obligations of the Guarantors under this Guaranty, whether or not any lawsuit is filed, including all such costs and expenses (and reasonable outside attorneys’ fees and expenses) incurred by the Administrative Agent and the Lenders in any bankruptcy, reorganization, workout or similar proceeding. All amounts due under this Guaranty (including under Section 2.01) and not paid when due shall bear interest until paid at a per annum rate equal to the Base Rate plus the highest Applicable Margin for Base Rate Loans plus two percent (2.00%).

4.04. Amendments, Etc. The Administrative Agent and each Guarantor hereby acknowledge and agree that the waiver, amendment and other provisions in Section 8.04 of the Credit Agreement apply to this Guaranty as to the Guarantors and are incorporated herein as though set forth in full.

4.05. Successors and Assigns. This Guaranty is in favor of the Administrative Agent for the benefit of itself and the Lender Parties and their respective successors and assigns and, in the event of an assignment of the Loans, Commitments or other amounts payable under the Credit Agreement or the other Credit Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty shall be binding upon the Guarantors and their respective successors and assigns and inure to the benefit of the Administrative Agent and the Lender Parties and their respective successors and assigns. No Guarantor may assign or transfer its rights or obligations under this Guaranty without the prior written consent of the Administrative Agent. Any attempted assignment or transfer in violation of this Section shall be null and void.

4.06. Survival. All representations and warranties made in this Guaranty or in any certificate or other document delivered pursuant to or in connection with this Guaranty shall survive the execution and delivery of this Guaranty or such certificate or other document (as the case may be) or any deemed repetition of any such representation or warranty.

4.07. ENTIRE AGREEMENT. THIS GUARANTY AND THE OTHER CREDIT DOCUMENTS REPRESENT THE COMPLETE AND FINAL AGREEMENT AMONG THE GUARANTORS, THE ADMINISTRATIVE AGENT AND THE LENDER PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS, WRITTEN OR ORAL, ON THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE GUARANTORS, THE ADMINISTRATIVE AGENT AND THE LENDER PARTIES.

4.08. Partial Invalidity. If at any time any one or more of the provisions contained in this Guaranty should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained in this Guaranty shall not in any way be affected or impaired. The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

4.09. Captions. The table of contents, captions and section headings appearing in this Guaranty are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Guaranty.

4.10. Counterparts. This Guaranty may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes. Transmission by facsimile, “pdf” or similar electronic copy of an executed counterpart of this Guaranty shall be deemed to constitute due and sufficient delivery of such counterpart. Any party hereto may request an original counterpart of any party delivering such electronic counterpart.

4.11. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW RULES OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

4.12. SUBMISSION TO JURISDICTION. Each of the parties to this Guaranty irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New York and the courts of the United States of America located in New York, New York and agrees that any legal action, suit or proceeding arising out of or relating to this Guaranty or any of the other Credit Documents (including, without limitation, any Security Documents) may be brought against such party in any such courts. Final judgment against any party in any such action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the judgment, or in any other manner provided by law. Nothing in this Section shall affect the right of any party to commence legal proceedings or otherwise sue any other party in any other appropriate jurisdiction, or concurrently in more than one jurisdiction, or to serve process, pleadings and other papers upon any other party in any manner authorized by the laws of any such jurisdiction. The Guarantors agree that process served either personally or by registered mail shall, to the extent permitted by law, constitutes adequate service of process in any such suit. Each of the parties to this Guaranty irrevocably waives to the fullest extent permitted by applicable law (a) any objection which it may have now or in the future to the laying of the venue of any such action, suit or proceeding in any court referred to in the first sentence above; (b) any claim that any such action, suit or proceeding has been brought in an inconvenient forum; (c) its right of removal of any matter commenced by any other party in the courts of the State of New York to any court of the United States of America; (d) any immunity which it or its assets may have in respect of its obligations under this Guaranty or any other Credit Document from any suit, execution, attachment (whether provisional or final, in aid of execution, before judgment or otherwise) or other legal process; and (e) any right it may have to require the moving party in any suit, action or proceeding brought in any of the courts referred to above arising out of or in connection with this Guaranty or any other Credit Document to post security for the costs of any party or to post a bond or to take similar action.

4.13. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER CREDIT DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY SECURITY DOCUMENTS) OR THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY OR ANY OTHER CREDIT DOCUMENTS.

4.14. Power of Attorney. Each Guarantor hereunder hereby grants to the Borrower an irrevocable power of attorney to act as its attorney-in-fact with regard to matters relating to this Guaranty and each other Credit Document, including execution and delivery of any amendments, supplements, waivers or other modifications hereto or thereto, receipt of any notices hereunder or thereunder and receipt of service of process in connection herewith or therewith. Each Guarantor hereby explicitly acknowledges that the Administrative Agent has executed and delivered this Guaranty and each other Credit Document to which it is a party, and has performed its obligations under this Guaranty and each other Credit Document to which it is a party, in reliance upon the irrevocable grant of such power of attorney pursuant to this Section.

4.15. Additional Guarantors. If, pursuant to the terms and conditions of the Credit Agreement, the Borrower shall be required to cause any Person that is not a Guarantor to become a Guarantor hereunder, such Person shall execute and deliver to the Administrative Agent a Joinder Agreement in the form of Annex I and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Guarantor party hereto with the same force and effect as if originally named as a Guarantor herein.

4.16. No Individual Lender Party Enforcement. By its entry into any Credit Document, each Lender Party agrees that this Guaranty may be enforced only by action of the Administrative Agent upon the instructions of the Required Lenders and that no Lender Party shall have any right individually to seek to enforce or to enforce this Guaranty except as set forth in Section 2.09 hereof.

[This Space Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Guaranty as of the date first above written.

GUARANTOR(S):

IPC THE HOSPITALIST COMPANY, INC.,
a Delaware corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF ALABAMA, INC., an Alabama corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

HOSPITALISTS OF ARIZONA, INC., an Arizona corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

HOSPITALISTS, INC., a California corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

HOSPITALISTS OF TEXAS, L.P., a California limited partnership

By:	Hospitalists, Inc., a California corporation
Its:	General Partner

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

Signature Page to Guaranty (IPC)

INPATIENT CONSULTANTS OF CALIFORNIA, INC., A CALIFORNIA PROFESSIONAL MEDICAL CORPORATION,
a California professional medical corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF NEVADA, INC., A MEDICAL CORPORATION, a California professional medical corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF TENNESSEE, INC., A MEDICAL CORPORATION, a California professional medical corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF GEORGIA, INC., A MEDICAL CORPORATION, a California professional medical corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF COLORADO, P.C., a Colorado professional corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

Signature Page to Guaranty (IPC)

IPC HOSPITALISTS OF COLORADO, INC.,
a Colorado corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF DELAWARE, INC., a Delaware corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

IPC THE HOSPITALIST MANAGEMENT COMPANY, LLC, a Delaware limited liability company

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

HOSPITALIST SERVICES OF FLORIDA, INC., a Florida corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF FLORIDA, INC., a Florida corporation

By:	/s/ Adam Singer, M.D.
	Name:	Adam Singer, M.D.
	Title:	Chief Executive Officer

Signature Page to Guaranty (IPC)

HOSPITALISTS OF GEORGIA, INC., a Georgia corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D.
Title: Chief Executive Officer

HOSPITALISTS OF ILLINOIS, INC., an Illinois corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D.
Title: Chief Executive Officer

INPATIENT CONSULTANTS OF ILLINOIS, P.C., an Illinois professional corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D.
Title: Chief Executive Officer

INPATIENT CONSULTANTS OF KANSAS, P.A., a Kansas professional corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D.
Title: Chief Executive Officer

INPATIENT CONSULTANTS OF KENTUCKY, INC., a Kentucky corporation

By:	/s/ Adam Singer, M.D.
Name:	Adam Singer, M.D.
Title:	Chief Executive Officer

Signature Page to Guaranty (IPC)

INPATIENT CONSULTANTS OF MARYLAND-SINGER, P.C., a Maryland professional corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D.
Title: Chief Executive Officer

HOSPITALISTS OF MARYLAND, INC., a Maryland corporation

By:	/s/ Adam Singer, M.D.
Name:	Adam Singer, M.D.
Title:	Chief Executive Officer

INPATIENT CONSULTANTS OF MICHIGAN, P.C., a Michigan professional corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D.
Title: Chief Executive Officer

HOSPITALISTS OF MICHIGAN, INC., a Michigan corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D.
Title: Chief Executive Officer

INPATIENT CONSULTANTS OF TEXAS, PLLC, a Michigan professional limited liability company

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D.
Title: Sole Member

Signature Page to Guaranty (IPC)

INPATIENT CONSULTANTS OF MISSOURI, INC., a Missouri corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D. Title: Chief Executive Officer

HOSPITALISTS OF NEVADA, INC., a Missouri corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D. Title: Chief Executive Officer

INPATIENT CONSULTANTS OF MISSISSIPPI, INC., a Mississippi corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D. Title: Chief Executive Officer

IPC HOSPITALISTS OF NEW ENGLAND, P.C., a New Hampshire professional corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D. Title: Chief Executive Officer

HOSPITALISTS MANAGEMENT OF NEW HAMPSHIRE, INC., a New Hampshire corporation

By:	/s/ Adam Singer, M.D.
Name:	Adam Singer, M.D.
Title:	Chief Executive Officer

Signature Page to Guaranty (IPC)

IPC HOSPITALIST PHYSICIANS OF NEW JERSEY, P.C., a New Jersey professional corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D. Title: Chief Executive Officer

HOSPITALISTS OF NORTH CAROLINA, INC., a North Carolina corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D. Title: Chief Executive Officer

INPATIENT CONSULTANTS OF NORTH CAROLINA, P.C., a North Carolina professional corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D. Title: Chief Executive Officer

INPATIENT CONSULTANTS OF OHIO, INC., an Ohio corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D. Title: Chief Executive Officer

HOSPITALISTS OF OHIO, INC., an Ohio corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D. Title: Chief Executive Officer

Signature Page to Guaranty (IPC)

INPATIENT CONSULTANTS OF PENNSYLVANIA, P.C., a Pennsylvania professional corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D. Title: Chief Executive Officer

HOSPITALISTS OF PENNSYLVANIA, INC., a Pennsylvania corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D. Title: Chief Executive Officer

INPATIENT CONSULTANTS OF SOUTH CAROLINA, P.C., a South Carolina professional corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D. Title: Chief Executive Officer

HOSPITALISTS OF SOUTH CAROLINA, INC., a South Carolina corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D. Title: Chief Executive Officer

HOSPITALISTS OF TENNESSEE, INC., a Tennessee corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D. Title: Chief Executive Officer

Signature Page to Guaranty (IPC)

INPATIENT CONSULTANTS OF UTAH, INC., a Utah corporation

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D. Title: Chief Executive Officer

INPATIENT CONSULTANTS OF WYOMING, LLC, a Wyoming limited liability company

By:	IPC The Hospitalist Company, Inc. a Delaware corporation

Its:	Sole Member

By:	/s/ Adam Singer, M.D.
Name: Adam Singer, M.D. Title: Chief Executive Officer

Signature Page to Guaranty (IPC)

ANNEX I

JOINDER AGREEMENT

(Guaranty Agreement)

This JOINDER AGREEMENT (Guaranty Agreement), dated as of             ,             , is delivered pursuant to Section 4.15 of the Guaranty Agreement dated as of August 4, 2011, among each of the Affiliates and Subsidiaries of IPC The Hospitalist Company, Inc. (the “Borrower”) from time to time party thereto as Guarantors in favor of Wells Fargo Bank, National Association, as Administrative Agent (as amended, restated, supplemented or modified from time to time, the “Guaranty Agreement”). Capitalized terms used herein but not defined herein are used herein with the meaning given them in the Guaranty Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 4.15 of the Guaranty Agreement, hereby becomes a party to the Guaranty Agreement as a Guarantor thereunder with the same force and effect as if originally named as a Guarantor therein.

The undersigned expects to realize direct and indirect benefits as the result of the availability of the aforementioned credit facilities to the Borrower.

The undersigned hereby represents and warrants that each of the representations and warranties contained in or incorporated into the Guaranty Agreement applicable to it is true and correct in all material respects on and as the date hereof as if made on and as of such date. This Joinder Agreement shall be governed by, construed and enforced in accordance with, the internal law of the State of New York without reference to conflicts of law rules other than Section 5-1401 of the General Obligations Law of the State of New York except that matters concerning the validity and perfection of a security interest shall be governed by the conflict of law rules set forth in the UCC. The undersigned hereby consents to the application of New York civil law to the construction, interpretation and enforcement of this Joinder Agreement, and to the application of New York civil law to the procedural aspects of any suit, action or proceeding relating thereto, including, but not limited to, legal process, execution of judgments and other legal remedies.

This Joinder Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes. Transmission by facsimile, “PDF” or similar electronic format of an executed counterpart of this Joinder Agreement shall be deemed to constitute due and sufficient delivery of such counterpart

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED as of the date of this Joinder Agreement first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

2.